UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 10, 2010

MERRIMAN CURHAN FORD GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15831	11-2936371
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

600 California Street, 9th Floor,
San Francisco, California 94108
( Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (415) 248-5600

(Former Name or Former Address, if Changed Since Last Report)

This Form 8-K/A is filed to amend the information contained in the Company’s Form 8-K filed on August 12, 2010.

Item 2.02	Results of Operations and Financial Condition

On August 12, 2010, Merriman Curhan Ford Group, Inc. announced earnings for the second quarter of 2010 and results of 2010 Annual Meeting of Stockholders.

Item 5.07	Submission of Matters to a Vote of Security Holders

On August 10, 2010, Merriman Curhan Ford Group, Inc. held its annual meeting of stockholders.  Proxies were solicited from stockholders and several matters were voted on at the meeting.

Proposal 1.          Election of Directors

At the meeting, stockholders elected seven directors.  Final voting results for each director are below.  Note that only holders of common stock were entitled to vote for the “Common Directors,” and only holders of Series D Preferred Stock were entitled to vote for “Series D Directors.”

Common Directors

Director Candidate	Votes For	Votes Withheld	Broker Non-Votes

D. Jonathan Merriman	4,284,038	246,966	4,695,255
Dennis G. Schmal	4,423,718	107,316	4,695,255
William J. Febbo	4,341,402	189,632	4,695,255
Jeffrey M. Soinski	4,421,611	109,423	4,695,255

Series D Directors

Ronald L. Chez	13,208,450	0	0
Douglas G. Bergeron	12,278,218	930,232	0
Andrew Arno	13,208,450	0	0

Proposal 2.          Amendment of Certificate of Incorporation to Change the Name of the Company to Merriman Holdings, Inc.

Stockholders approved the adoption of an amendment to the company’s Amended Certificate of Incorporation changing the company’s name from Merriman Curhan Ford Group, Inc. to Merriman Holdings, Inc.  Voting results are below.  For this proposal, the common stock and Series D Preferred voted together as a single class.

	Votes For	Votes Against	Abstain	Broker Non-Votes

Proposal 2	21,853,121	517,155	64,463	0

Proposal 3.          Amendment of Certificate of Incorporation to Effect a Reverse Stock Split at a Ratio of 1-For-7

Stockholder voted to approve an amendment to the company’s Amended Certificate of Incorporation to affect a one-for-seven reverse stock split.  Pursuant to the reverse stock split, each seven shares of authorized and outstanding common stock will be reclassified and combined into one share of new common stock and seven shares of Series D Convertible Preferred Stock will be convertible into one share of common stock of the company.  Voting results are below.  For this proposal, the common stock and Series D Preferred voted together as a single class.

	Votes For	Votes Against	Abstain	Broker Non-Votes

Proposal 3	20,862,361	1,474,142	98,236	0

Proposal 4.          Ratification of the Selection of Independent Registered Public Accounting Firm for Fiscal Year 2010

Stockholder voted to ratify the selection of Burr Pilger Mayer, Inc. as our independent registered public accounting firm.  Voting results are below.  For this proposal, the common stock and Series D Preferred voted together as a single class.

	Votes For	Votes Against	Abstain	Broker Non-Votes

Proposal 4	21,740.409	439,316	255,014	0

Item 9.01(c)	Exhibits

99.1	Press Release announcing Merriman Curhan Ford Group, Inc.’s earnings for the second quarter of 2010 and results of 2010 Annual Meeting of Stockholders.*

 *      Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merriman Curhan Ford Group, Inc.

Date: August 18, 2010	By:	/s/ D. JONATHAN MERRIMAN
D. Jonathan Merriman
Chief Executive Officer